UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2025
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Alight, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39299	86-1849232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 South Canal Street,
50th Floor, Suite 5000, Chicago, IL		60606
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (224)737-7000
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ALIT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On November 5, 2025, Alight, Inc. ("Alight" or the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2025. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On November 5, 2025, the Company announced in a press release that the Board of Directors (the “Board”) has approved, subject to the approval of the Company’s stockholders, declassifying the Board, and intends to ask stockholders to vote at the 2026 annual meeting of stockholders on a proposal (the “Declassification Proposal”) to approve amendments to the Company’s Amended and Restated Certificate of Incorporation to effectuate the phased declassification of the Board. The press release is furnished as Exhibit 99.2 to this Report.
The information contained in Item 2.02 and Item 7.01 of this Report, including Exhibits 99.1 and 99.2 hereto, is being furnished pursuant to Item 2.02 and Item 7.01 of Form 8-K, respectively, and shall not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section and will not be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

99.1	Press Release of the Company dated as of November 5, 2025 relating to the Company's financial results for the third quarter ended September 30, 2025
99.2	Press Release of the Company dated as of November 5, 2025 relating to the Declassification Proposal
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Additional Information
The Company plans to file a proxy statement with the SEC in connection with the 2026 Annual Meeting and its solicitation of proxies for the Company’s director nominees and for other matters to be voted on. The Company may also file other relevant documents with the SEC regarding its solicitation of proxies for the 2026 Annual Meeting. ALIGHT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain copies of the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at www.sec.gov. Copies of the documents filed by the Company with the SEC also may be obtained free of charge at Alight’s investor relations website at https://investor.alight.com or by contacting the Company’s investor relations department by email at investor.relations@alight.com.
Certain Information Regarding Participants
The Company, its directors, certain of its executive officers and employees may be deemed to be participants in connection with the solicitation of proxies from Alight stockholders in connection with the matters to be considered at the 2026 Annual Meeting. Information regarding the names of such directors and executive officers and their respective interests in Alight, by securities holdings or otherwise, is available in Alight’s proxy statement for the Company’s 2025 annual meeting of stockholders, which was filed with the SEC on April 22, 2025 (the “2025 Proxy Statement”), including in the sections captioned “Executive Officers,” “Executive Compensation” (including the sub-sections captioned “Compensation Discussion and Analysis” and “Summary Compensation Table”), “Proposal No. 1: Election of Directors,” “Director Compensation,” and “Security Ownership of Certain Beneficial Owners and Management.” Please also refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 27, 2025, and the Company’s Current Reports on Form 8-K filed with the SEC from time to time. To the extent that the Company’s directors and executive officers have acquired or disposed of securities holdings since the applicable “as of” date discussed in the 2025 Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4, Initial Statements of Beneficial Ownership on Form 3, or amendments to beneficial ownership reports on Schedules 13 D filed with the SEC, including: Form 4s filed by Russell Fradin on July 2, 2025, July 7, 2025 and October 2, 2025; Form 4s and 4/As filed by David Guilmette on May 8, 2025, May 20, 2025, May 23, 2025, July 8, 2025 and October 2, 2025; Form 4s filed by William Foley on July 2, 2025, July 7, 2025 and October 2, 2025; Form 4 filed by Michael Hayes on July 7, 2025; Form 4s filed by Robert Lopes on July 2, 2025, July 7, 2025, August 8, 2025 and October 2, 2025; Form 4

filed by Siobhan Nolan Mangini on July 7,2025; Form 4s filed by Richard Massey on July 2, 2025, July 7, 2025 and October 2, 2025; Form 4 filed by Kausik Rajgopal on July 7, 2025; Form 4s filed by Coretha Rushing on July 2, 2025, July 7, 2025 and October 2, 2025; Form 4s filed by Robert Schriesheim on June 24, 2025 and July 7, 2025; Form 4s filed by Denise Williams on July 2, 2025, July 7, 2025 and October 2, 2025; Form 3 filed by Donna Dorsey on June 5, 2025 and Form 4 filed by Donna Dorsey on August 18, 2025; Form 4 filed by Deepika Duggirala on August 19, 2025; Form 3 filed by David Essary on May 19, 2025 and Form 4 filed by David Essary on August 18, 2025; Form 4 filed by Martin Felli on September 4, 2025; and Form 3 filed by Stephen Rush on October 20, 2025. Additional information regarding the interests of participants in the solicitation of proxies in respect of the 2026 Annual Meeting will be included in the proxy statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGHT, INC.

Date:	November 5, 2025	By:	/s/ Martin Felli
Martin Felli, Chief Legal Officer and Corporate Secretary